Goodwill and Identifiable Intangibles	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Identifiable Intangibles
Goodwill and Identifiable Intangible Assets
Goodwill
Changes in the net carrying amount of goodwill by segment were as follows:

(in millions of dollars)	ACCO Brands North America		ACCO Brands International		Computer Products Group	Total

Balance at December 31, 2010	$78.0	(1)	$52.1	(1)	$6.8	$136.9
Translation	(0.2)		(1.7)		—	(1.9)
Balance at December 31, 2011	77.8		50.4		6.8	135.0
Mead C&OP acquisition	318.7		144.7		—	463.4
Translation	(0.2)		(8.8)		—	(9.0)
Balance at December 31, 2012	$396.3		$186.3		$6.8	$589.4
Goodwill	$527.2		$270.5		$6.8	$804.5
Accumulated impairment losses	(130.9)		(84.2)		—	(215.1)
Balance at December 31, 2012	$396.3		$186.3		$6.8	$589.4

(1)
We implemented certain organizational changes in conjunction with the Merger. Effective as of the second quarter of 2012, our former ACCO Brands Americas segment became ACCO Brands North America as the pre-acquisition Latin America business was moved into the ACCO Brands International segment. Goodwill associated with our legacy ACCO Brands Latin America business is therefore now included in the ACCO Brands International segment.

The authoritative guidance on goodwill and other intangible assets requires that goodwill be tested for impairment at a reporting unit level. We have determined that our reporting units are ACCO Brands North America, ACCO Brands International and Computer Products Group segments. We test goodwill for impairment annually and whenever events or circumstances make it more likely than not that an impairment may have occurred. During 2012, we adopted ASU No. 2011-08, Intangibles - Goodwill and Other (Topic 350): Testing Goodwill for Impairment. ASU No. 2011-08 permits entities to first assess qualitative factors to determine if it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test included in U.S. GAAP. Entities are not required to calculate the fair value of a reporting unit unless they determine that it is more likely than not that the fair value is less than the carrying amount. We concluded that it was not necessary to apply the traditional two-step fair value quantitative impairment test in ASC 350 to any of our reporting units in 2012. When applying a fair-value-based test, if it is determined to be required, the fair value of a reporting unit is compared to its carrying value. If the fair value of a reporting unit exceeds the carrying value of the net assets assigned to a reporting unit, goodwill is considered not impaired and no further testing is required. If the carrying value of the net assets assigned to a reporting unit exceeds the fair value of a  reporting unit, the second step of the impairment test is performed in order to determine the implied fair value of a reporting unit’s goodwill. Determining the implied fair value of goodwill requires valuation of a reporting unit’s tangible and intangible assets and liabilities in a manner similar to the allocation of purchase price in a business combination. If the carrying value of a reporting unit’s goodwill exceeds its implied fair value, goodwill is deemed impaired and is written down to the extent of the difference. Based upon our most recent annual qualitative impairment test completed during 2012, it is not more likely than not that the fair value of the reporting units goodwill is less than their carrying amounts.

Goodwill has been recorded on our balance sheet related to the Merger and represents the excess of the cost of the acquisition when compared to the fair value estimate of the net assets acquired on May 1, 2012 (the date of the Merger). See Note 3, Acquisitions, for details on the preliminary calculation of the goodwill acquired in the Merger with Mead C&OP.
Given the current economic environment and the uncertainties regarding the impact on our business, there can be no assurance that our estimates and assumptions made for purposes of our impairment testing in 2012 will prove to be accurate predictions of the future. If our assumptions regarding forecasted revenue or margin growth rates are not achieved, we may be required to record additional impairment charges in future periods, whether in connection with our next annual impairment testing in the second quarter of 2013 or prior to that, if any such change constitutes a triggering event outside of the quarter from when the annual impairment test is performed. It is not possible at this time to determine if any such future impairment charge would result or, if it does, whether such charge would be material.
Identifiable Intangibles
The identifiable intangible assets of $543.2 million acquired in the Merger with Mead C&OP include trade names and customer relationships and were recorded at their fair values. The values assigned were based on the estimated future discounted cash flows attributable to the asset. These future cash flows were estimated based on the historical cash flows and then adjusted for anticipated future changes, primarily expected changes in sales volume or price. We have assigned an indefinite life to certain trade names, which include the Five Star®, Mead®, Tilibra and Hilroy brands, based on the Company's intention to use these trade names for an indefinite period of time and the expected sustainability of brands and the product categories and cash flows with which they are associated. Each of the named brands has a long history of high brand recognition in the markets that it serves, has significant market share in the product categories in which it competes and has demonstrated strong historical financial performance.

The customer relationships and certain trade names will be amortized on an accelerated basis. Definite-lived trade names and customer relationships are expected to be amortized over lives ranging from 10 to 15 years from the Merger date of May 1, 2012.

The allocations of the acquired identifiable intangibles acquired in the Merger are as follows:

(in millions of dollars)	Estimated Fair Value	Estimated Average Remaining Useful Life
Trade names - indefinite lived	$415.3	Indefinite
Trade names - finite lived	50.3	10-15 years
Customer relationships	77.6	10-15 years
	$543.2

As of June 1, 2012, $21.4 million of the value previously assigned to one of our legacy indefinite-lived trade names was changed to an amortizable intangible asset. The change was made in respect of decisions regarding our future use of the trade name. We commenced amortizing the trade name in June of 2012 on a prospective basis over a life of 30 years.
The gross carrying value and accumulated amortization by class of identifiable intangible assets as of December 31, 2012 and 2011 are as follows:

	December 31, 2012					December 31, 2011
(in millions of dollars)	Gross Carrying Amounts		Accumulated Amortization		Net Book Value	Gross Carrying Amounts		Accumulated Amortization		Net Book Value
Indefinite-lived intangible assets:
Trade names	$524.9		$(44.5)	(1)	$480.4	$138.2	(2)	$(44.5)	(1)	$93.7
Amortizable intangible assets:
Trade names	130.9	(2)	(36.7)		94.2	58.0		(27.8)		30.2
Customer and contractual relationships	103.7		(32.7)		71.0	26.1		(21.5)		4.6
Patents/proprietary technology	10.4		(9.4)		1.0	10.4		(8.5)		1.9
Subtotal	245.0		(78.8)		166.2	94.5		(57.8)		36.7
Total identifiable intangibles	$769.9		$(123.3)		$646.6	$232.7		$(102.3)		$130.4

(1)	Accumulated amortization prior to the adoption of authoritative guidance on goodwill and other intangible assets, at which time further amortization ceased.

(2)	A trade name with a gross carrying value of $21.4 million has been reclassified to amortizable intangible assets effective in the second quarter of 2012.
The Company’s intangible amortization was $19.9 million, $6.3 million and $6.7 million for the years ended December 31, 2012, 2011 and 2010, respectively.
Estimated amortization expense for amortizable intangible assets for the next five years is as follows:

(in millions of dollars)	2013	2014	2015	2016	2017
Estimated amortization expense	$24.7	$22.2	$19.9	$17.5	$14.3

Actual amounts of amortization expense may differ from estimated amounts due to changes in foreign currency exchange rates, additional intangible asset acquisitions, impairment of intangible assets, accelerated amortization of intangible assets and other events.